Exhibit 10.2 AMENDMENT NO. 1 TO THE SESEN BIO, INC. 2014 EMPLOYEE STOCK PURCHASE PLAN WHEREAS, Sesen Bio, Inc. (the “Company”) maintains the Sesen Bio, Inc. 2014 Stock Employee Purchase Plan (the “Plan”); WHEREAS, pursuant to Section 16 of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan at any time; provided that amendments to the Plan must be approved by the Company’s stockholders if and to the extent required by the rules of the Nasdaq Stock Market (“Stockholder Approval”); WHEREAS, the Board desires to increase the number of shares of the Company’s common stock, $0.001 par value per share reserved for issuance under the Plan by 2,300,000 shares (the “Share Increase”); WHEREAS, pursuant to Section 16 of the Plan, in order to effect the Share Increase, Stockholder Approval must be obtained; WHEREAS, the Board desires to amend the Plan to provide for the Share Increase as set forth in this amendment to the Plan (this “Amendment”), effective upon receipt of the Stockholder Approval; and WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meaning given to them in the Plan. NOW, THEREFORE, BE IT RESOLVED, that the Board hereby approves, subject to the Stockholder Approval, the Share Increase; and be it further RESOLVED, that the Board hereby amends the Plan, subject to the Stockholder Approval, as follows: 1. The Preamble of the Plan is amended and restated as follows: “The purpose of this Plan is to provide eligible employees of Sesen Bio, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, $0.001 par value (the “Common Stock”), commencing at such time as the Board of Directors of the Company (the “Board”) shall determine. Subject to adjustment under Section 15 hereof, the number of shares of Common Stock that have been approved for this purpose is 3,300,000 shares of Common Stock.” 2. Except as specifically provided in and modified by this Amendment, the Plan is in all other respects hereby ratified and confirmed and references to the Plan shall be deemed to refer to the Plan as modified by this Amendment, effective upon receipt of the Stockholder Approval. * * * This Amendment to the Sesen Bio, Inc. 2014 Employee Stock Purchase Plan was duly approved by the Board of Directors of the Company on March 12, 2021, subject to the approval of the Amendment by the stockholders of the Company. /s/ Mark R. Sullivan _____________________________ General Counsel and Corporate Secretary